Exhibit 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002
In connection with the accompanying Quarterly Report of Linn Energy, LLC (the “Company”) on Form 10-Q for the three months ended March 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michael C. Linn, Chairman, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Michael C. Linn

Michael C. Linn
Chairman, President and Chief Executive Officer

Date: June 30, 2006

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